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                     EXHIBIT 10.5(b)(ii)

             FIRST OF AMERICA BANK-MICHIGAN, N.A.
           MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT


       THIS AGREEMENT made and entered this 10th day of September, 1996, by and between MILLER OIL CORPORATION, a Michigan corporation of 3104 Logan Valley Road, Traverse City, Michigan, 49684 (hereinafter referred to as "Debtor"), and FIRST OF AMERICA BANK-MICHIGAN, N.A. of 901 S. Garfield, Traverse City, Michigan 49684 (hereinafter referred to as "Lender");

       W I T N E S S E T H :

       Lender is entering into a certain loan transaction with Debtor wherein Lender has agreed to lend to the Debtor the aggregate sum of $5,000,000.00. Concurrently herewith the Debtor has delivered its Promissory Notes, duly executed, in the total principal amount of FIVE MILLION AND NO/100 DOLLARS, made payable to the Lender all in accordance with the terms set forth in said Note. The Note and Lender's heretofore issued Loan Commitment are collectively referred to herein as the "Loan Documents."

       In consideration of the covenants and upon the conditions contained herein and in the Loan Documents, the parties hereto AGREE:

1. MORTGAGE AND SECURITY AGREEMENT. Debtor hereby mortgages, conveys, assigns, warrants and grants a security interest to Secured Party in all of the property, including royalty interests, working interest, partnership interests and limited partnership interests in certain oil and gas wells and production units described in Schedule "A" attached hereto, whether now owned or hereafter acquired (herein referred to as the "Collateral"), and any proceeds therefrom, together with all of the Debtor's interest in the following:

   (a) Any presently existing lease unitization, pooling or operating agreements and the units created thereby or operated thereunder, which are specifically described in Schedule "A" or which relate to any of the leasehold interests described therein.

   (b) The oil, gas and other hydrocarbons which are in, under, upon, produced or that may be produced from the leasehold interests described in Schedule "A."

   (c) Any production sale contracts, options or other agreements affecting the sale of production from the leasehold interests described in Schedule "A," all of which said interests, rights and leases, together with any additions thereto which may be subject to the lien hereby created are pledged to secure payment of the indebtedness and the performance of Debtor's obligations under the Loan Documents.
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2.   ASSIGNMENT OF PRODUCTION.

   (a) As further security for the payment of the indebtedness, the Debtor hereby assigns to the Lender, effective upon demand of Lender, which demand shall only be made upon Debtor's default, all oil, gas and other hydrocarbons which are hereafter produced and which accrue to the leasehold interests, royalty interests, working interests, partnership interests or limited partnership interests described in Schedule "A" attached hereto.

   (b) All parties producing, purchasing or receiving any such production or hydrocarbons or the proceeds therefrom, including lessees of any mineral acres mortgaged hereunder, are authorized and directed by Debtor to deliver or pay all such hydrocarbons, the proceeds therefrom, production and royalty payments to Lender, as Assignee, and Lender of Debtor. Such parties shall be fully protected and held harmless by Debtor and shall be under no obligation to see to the application by Lender of any proceeds or payments received by it.

   (c) All payments received by the Lender shall be applied in accordance with the terms of the Loan Documents.

3. DEBTOR'S WARRANTIES AND COVENANTS. Debtor hereby represents, warrants and agrees that:

   (a) Debtor will pay the indebtedness secured by this Mortgage, Security Agreement and Assignment of production, and any and all other obligations or liabilities to Lender in accordance with the Loan Documents.

   (b) Debtor is now, or will be at the time Debtor acquires possession thereof, the owner of the Collateral free from any liens, encumbrances or security interests except for the security interest granted hereby and assessments and restrictions of record and Debtor shall defend the Collateral against all claims and demands of every kind and nature.

   (c) Debtor will keep the Collateral free from liens, encumbrances and other security interests.

   (d) Debtor will not sell or otherwise assign the Collateral or any interest therein without the prior written consent of Lender.

   (e) As its option, Lender may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and Debtor agrees to reimburse Lender on Demand for any payment made or any expense incurred by Lender pursuant to the authorization.

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   (f) No mortgage or financing statement covering the Collateral or any part thereof or any proceeds thereof is on file in any public office, and at the request of Lender, Debtor will join with Lender in executing one (1) or more financing statements in form satisfactory to Lender and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable.

   (g) Debtor has good and marketable title to all of the mortgaged property, pledged and assigned to the Lender as security for the loan and that said property interests are free and clear of all other liens or encumbrances except those being discharged at the time of closing.

4. FURTHER ASSURANCES. The Debtor will execute and deliver to Lender such other and further instruments and will do such other and further acts as in the opinion of the Lender may be necessary to carry out more effectively the purposes and intent of the Loan Documents.

5. TAXES. The Debtor will promptly pay all taxes, assessments and other governmental charges legally imposed on the Collateral, the proceeds therefrom or the Lender's interest therein.

6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a default under this Mortgage and Security Agreement.

   (a) Debtor's failure to observe and perform any of the terms and conditions of the Loan Documents.

   (b) The occurrence of any event of default specified in any of the Loan Documents.

   (c) The occurrence of any event which results in the acceleration of the maturity of the indebtedness of Debtor under the Loan
       Documents.

   (d) Any representation or warranty made by Debtor in any Loan
       Document proves to be untrue in any material respect.

   (e) The mortgage lien and security interest granted hereunder are subordinate or inferior in priority to the lien or claim of any other person or entity.

   (f) Debtor becomes insolvent or Lender deems itself insecure, or feels that Debtor is not capable of meeting the debt service requirements of the loan.

   (g) Debtor becomes the subject of bankruptcy or reorganization proceedings under the provisions of any bankruptcy or insolvency

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

       law, a receiver or trustee, or Debtor makes an assignment for the benefit of creditors.

   (h) Failure of Debtor, within thirty (30) calendar days after notice from Lender, to cure a default in the due performance or observance of any covenant or agreement contained in the payment of principal or interest.

7.   SECURED PARTY'S RIGHTS UPON DEFAULT.

   (a) In the event of a default as provided herein, the entire indebtedness secured by this Agreement shall become due and payable immediately at Lender's option and Lender shall have the rights and remedies provided by law and/or the Loan Documents, including the right to take possession of the Collateral with or without demand and with or without process of law and to sell the Collateral, at one or more sales, as an entirety or in parts, as Lender may elect.

   (b) The parties hereto agree that any requirement of reasonable notice shall be met if Lender sends such notice to Debtor at least five (5) days prior to the date of sale, disposition or other event giving rise to required notice. It is further hereby agreed that public sale of the Collateral by auction, conducted after advertisement of the time and place thereof in a newspaper circulated in the county in which the sale is to be held shall be deemed to be commercially reasonable disposition of the Collateral. Debtor shall be liable for any deficiency remaining after such deficiency or the amount required to redeem the Collateral shall include reasonable attorneys fees and costs and expenses incurred in connection with the acquisition of possession and disposition thereof.

   (c) The proceeds of any sale of the Collateral or any part thereof shall be applied as follows:

       (1) To the payment of all expenses incurred by the Lender in the performance of its duties, including but not limited to expenses or taking possession, of any sale, of advertisement thereof, of conveying or court costs, compensation of agents, employees and legal fees;

       (2) To the payment of interest to the date of such payment on any indebtedness of Debtor to Lender.

       (3) To the payment of principal on any indebtedness of Debtor to Lender.



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       (4) Any surplus thereafter remaining shall be paid to the Debtor or Debtor's successors or assigns as their interests may appear.

8. INCORPORATION BY REFERENCE. All of the terms, provisions and conditions contained in the Loan Documents are hereby incorporated by reference as if fully set forth herein.

9.  INDEBTEDNESS SECURED. The indebtedness secured hereunder includes:

    (a)  All obligations incurred under the Loan Documents.

    (b) Any promissory note evidencing additional loans which the Lender may make from time to time to Debtor, the Lender not being obligated, however, to make such additional loans.

    (c) Any sums advanced, or expenses or costs incurred by Lender which are made or incurred pursuant to the terms of any of the Loan Documents plus interest hereon at the rate specified in the Loan Documents or otherwise agreed upon from the date of advances or the incurring of such expenses or costs until reimbursed.

    (d) Any extensions or renewals of all such indebtedness described in Paragraph 9(a) through 9(c) above, whether or not the Lender executes an extension agreement or renewal instruments.

10. INVALIDITY. In the event any term, provision or condition of the Agreement or of the other Loan Documents is invalid or unenforceable, the same shall be deemed several from the remainder of such terms, provisions or conditions which shall remain in full force and effect to the maximum extent permitted by law.

11. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of Michigan.

12. REVERSION OF INTERESTS. If the indebtedness shall be fully paid and the covenants herein contained shall be fully performed, then all interest of the Debtor in the Collateral shall revert to the Debtor and Lender's interest in said property shall cease; and upon request by Debtor, the Lender shall execute such instruments as are necessary to reconvey the Collateral to Debtor.

13. RIGHTS CUMULATIVE. Each and every right, power and remedy herein given to the Lender shall be cumulative and not exclusive; and each and every right, power and remedy may be exercised from time to time and so often and in such order as may be deemed expedient by Lender, and the exercise of any such right, power or remedy shall not be deemed a waiver of any other right, power or remedy.


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14.  COUNTERPARTS.  This instrument may be executed in counterpart by the parties hereto, and to facilitate recording, the signature pages of each identical instrument may be combined into one original document.

15. BINDING EFFECT. This Agreement shall bind and inure to the benefit of the parties hereto, their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Signed in the Presence of:         DEBTOR:

                                   MILLER OIL CORPORATION


____________________________       By: /S/ KELLY E. MILLER
                                       Kelly E. Miller
____________________________       Its: President


                                   SECURED PARTY:

                                   FIRST OF AMERICA BANK-MICHIGAN, N.A.


____________________________       By: /S/ SCOT J. MACDONALD
                                       Scot J. MacDonald
____________________________       Its: Senior Vice President



STATE OF MICHIGAN        )
                         : ss.
County of Grand Traverse )

       On this 10th day of September, 1996, before me a Notary Public in and for said County, personally appeared the above-named Kelly E. Miller on behalf of MILLER OIL CORPORATION, a Michigan corporation, to me known to be the same person in and who executed the foregoing instrument and acknowledged the same to be his free act and deed.

                                ___________________________________________
                                Notary Public: ____________________________
                                County: ___________________________________
                                My Commission Expires: ____________________



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

STATE OF MICHIGAN        )
                         : ss.
County of Grand Traverse )


   On this 10th day of September, 1996, before me a Notary Public in and for said County, personally appeared the above-named SCOT J. MACDONALD, Senior Vice President of FIRST OF AMERICA BANK-MICHIGAN, N.A., to me known to be the same person in and who executed the foregoing instrument and acknowledged the same to be his free act and deed.

                                ___________________________________________
                                Notary Public: ____________________________
                                County: ___________________________________
                                My Commission Expires: ____________________



Prepared by:                    When recorded, return to: SAME
Karen Ouellette
First of America Bank-Michigan, N.A.
171 Monroe Avenue, N.W., Grand Rapids, MI 49503



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